Supplement, dated December 16, 1997 to the prospectus, dated March 1, 1997 of
         Seligman Henderson Global Fund Series, Inc. (the "Fund")



      The following supersedes the information set forth in the Fund's prospectus under "Purchase of Shares--Special Programs."

      Shareholders who redeem other mutual funds with objectives and policies similar to a Series of the Fund, and use the redemption proceeds to purchase shares of that Series, will no longer be exempt from the sales load on Class A shares.



      The following supersedes the information set forth in the Fund's prospectus under "Purchase of Shares--Contingent Deferred Sales Load."

      For accounts established after January 1, 1998, the CDSL will be waived or reduced on distributions from a custodial account under section 403(b)(7) of the Code or an individual retirement account ("IRA"), due to death, disability, or minimum distribution requirements after age 70 1/2.




EQSH6-12/97